Reverse Merger	6 Months Ended
Jun. 30, 2014
Reverse Merger [Abstract]
Reverse Merger

2. Reverse Merger

Parent and Arabella LLC (the wholly owned subsidiary) entered into a reverse merger on December 24, 2013 where the Parent issued 3,125,00 ordinary shares to the holders of all of the issued and outstanding interests of Arabella LLC immediately prior to the time of the Acquisition in exchange for 100% of the units of Arabella LLC. With that exchange, the Company’s Chief Executive Officer Jason Hoisager owns the majority of the Company’s ordinary shares. In connection with the reverse merger, 1,705,002 of additional ordinary shares (“earnout shares”) will be awarded to certain individuals associated with Arabella LLC over the following three years if and when the Company achieves its earnout goals.

The merger was accounted for as a “reverse merger” and a recapitalization since the shareholders of Arabella LLC (i) owned a majority of the outstanding ordinary shares of the Company immediately following the completion of the transaction, and (ii) have the significant influence and the ability to elect or appoint or to remove a majority of the members of the governing body of the combined entity, and Arabella LLC’s senior management dominates the management of the combined entity in following the completion of the transaction in accordance with the provision of Financial Accounting Standards Board Accounting Standards Codification (“FASB-ASC”) topic 805 Business Combinations. Accordingly, Arabella LLC is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Arabella LLC. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements are those of Arabella LLC and are recorded at the historical cost basis of Arabella LLC. Parent’s assets, liabilities and results of operations were consolidated with the assets, liabilities and results of operations of Arabella LLC after the merger.